                                                                    EXHIBIT 99.1


THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME, ON JANUARY 29,
   1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

                        DELCO REMY INTERNATIONAL, INC.

                             LETTER OF TRANSMITTAL

                   105/8% SENIOR SUBORDINATED NOTES DUE 2006
                  TO: NATIONAL CITY BANK, THE EXCHANGE AGENT

         By Registered or Certified Mail:                               By Overnight Courier:
                National City Bank                                        National City Bank
                  P.O. Box 94720                                        4100 West 150/th/ Street
            Cleveland, OH  44101-4720                     3/rd/ Floor North Annex - Corporate Trust Operations
                                                                         Cleveland, OH  44135

                     By Hand:                                               By Facsimile:
                National City Bank                                          (216) 476-8508
              4100 West 150/th/ Street
3/rd/ Floor North Annex - Corporate Trust Operations                      Confirm by telephone:
               Cleveland, OH  44135                                         (800) 622-6757

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR
                                TRANSMISSION OF
 INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT
                                  CONSTITUTE
  A VALID DELIVERY.  THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL
                                    SHOULD
       BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


 HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR EXISTING NOTES
                                PURSUANT TO THE
 EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR EXISTING NOTES TO
                                      THE
                 EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.


     The undersigned acknowledges receipt of the Prospectus dated December 23, 1997 (the "Prospectus") of DELCO REMY INTERNATIONAL, INC. (the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's Offer to Exchange (the "Exchange Offer") $1,000 principal amount of its 105/8% Senior Subordinated Notes Due 2006 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 principal amount of its outstanding 105/8% Senior Subordinated Notes Due 2006 (the "Existing Notes"), of which $140,000,000 principal amount is outstanding, upon the terms and conditions set forth in the Prospectus. Other capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     For each Existing Note accepted for exchange, the holder of such Existing Note will receive an Exchange Note having a principal amount equal to that of the surrendered Existing Note. Interest on the Exchange Notes will accrue from the last interest payment date on which interest was paid on the Existing Notes surrendered in exchange therefor or, if no interest has been paid on the Existing Notes, from the date of original issue of the Existing Notes. Holders of Existing Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Existing Notes. The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify holders of the Existing Notes of any extension by means of a press release or other public announcement prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be used by Holders if: (i) certificates representing Existing Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Existing Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Existing Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Existing Notes; or (iii) tender of Existing Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Existing Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Existing Notes are held of record by DTC who desires to deliver such Existing Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 11 herein.

                 HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER
              AND TENDER THEIR EXISTING NOTES MUST COMPLETE THIS
                    LETTER OF TRANSMITTAL IN ITS ENTIRETY.
                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

----------------------------------------------------------------------------------------------------------------
                   DESCRIPTION OF 10-5/8% SENIOR SUBORDINATED NOTES DUE 2006 (EXISTING NOTES)
----------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE
                                                                                    PRINCIPAL       PRINCIPAL
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                    CERTIFICATE        AMOUNT          AMOUNT
(PLEASE FILL IN, IF BLANK)                                          NUMBER(S)*    REGISTERED BY    TENDERED (IF
                                                                                  CERTIFICATE(S)    LESS THAN
                                                                                                      ALL)**
----------------------------------------------------------------------------------------------------------------
                                                                ------------------------------------------------
                                                                ------------------------------------------------
                                                                ------------------------------------------------
                                                                ------------------------------------------------
                                                                ------------------------------------------------
----------------------------------------------------------------------------------------------------------------

*    Need not be completed by Holders tendering by book-entry transfer.
** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Existing Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)." If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
--------------------------------------------------------------------------------
The minimum permitted tender is $1,000 in principal amount of Existing Notes. All other tenders must be integral multiples of $1,000.

________________________________________________________________________________
                    SPECIAL PAYMENT INSTRUCTIONS
                    (SEE INSTRUCTIONS 4, 5 AND 6)

To be completed ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchange, or Exchange Notes issued in exchange for Existing Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or if the Existing Notes tendered by book-entry transfer that are not accepted for exchange are to be credited to an account maintained by DTC.

Issue Certificate(s) to:

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (include Zip Code)

________________________________________________________________________________
                  (Tax Identification or Social Security No.)
________________________________________________________________________________


________________________________________________________________________________
                        SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 4, 5 AND 6)

To be accepted ONLY if certificates for Existing Notes in a principal amount not tendered or not accepted for exchange, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.



Mail to:

Name:___________________________________________________________________________

Address:________________________________________________________________________

________________________________________________________________________________
                              (include Zip Code)

________________________________________________________________________________
                  (Tax Identification or Social Security No.)
________________________________________________________________________________

     CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
     Name of Tendering Institution:_____________________________________________
     DTC Book-Entry Account No.:________________________________________________
     Transaction Code No.:______________________________________________________
     CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
     Name(s) of Registered Holder(s):___________________________________________
     Window Ticket Number (if any):_____________________________________________
     Date of Execution of Notice of Guaranteed Delivery:________________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:
     Account Number:____________         Transaction Code Number:_______________
     CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
     Name:______________________________________________________________________

     Address:___________________________________________________________________

     CHECK HERE IF YOU ARE A BROKER-DEALER AND ARE RECEIVING EXCHANGE NOTES
     FOR YOUR OWN ACCOUNT IN EXCHANGE FOR EXISTING NOTES THAT WERE ACQUIRED AS
     A RESULT OF MARKET MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES. Name:______________________________________________________________________

     Address:___________________________________________________________________

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Existing Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Existing Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Existing Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Existing Notes and Exchange Notes) with respect to the tendered Existing Notes with full power of substitution to (i) deliver certificates for such Existing Notes to the Company, or transfer ownership of such Existing Notes on the account books maintained by DTC and deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Company and (ii) present such Existing Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Existing Notes, all in accordance with the terms and subject to the conditions of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any Exchange Notes acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the Holder receiving such Exchange Notes, whether or not such person is the Holder, that neither the Holder nor any such other person has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company or any of its subsidiaries.

     The undersigned also acknowledges that this Exchange Offer is being made based on certain interpretations issued by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions. Based on those interpretations, the Company believes that the Exchange Notes issued in exchange for the Existing Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangements or understandings with any person to participate in the distribution of such Exchange Notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes: however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete. the assignment, transfer and purchase of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns, trustees in bankruptcy or other legal representatives of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Existing Notes when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Existing Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Existing Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     The undersigned acknowledges that tenders of Existing Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Existing Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Payment Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of the Existing Notes tendered through DTC, by credit to the undersigned's account, at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and any certificates for Existing Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange and return any Existing Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The Company has no obligation pursuant to the "Special Payment Instructions" and "Special Delivery Instructions" to transfer any Existing Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered.

                        PLEASE SIGN HERE WHETHER OR NOT
              EXISTING NOTES ARE BEING PHYSICALLY TENDERED HEREBY

X___________________________________________________   ____________
                                                           Date
X___________________________________________________   ____________
        Signature(s) of Registered Holder(s)               Date
              Or Authorized Signatory

Area Code and Telephone Number______________________

     The above lines must be signed by the registered Holder(s) of Existing Notes as their name(s) appear(s) on the Existing Notes or, if the Existing Notes are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Existing Notes to which this Letter of Transmittal relates are held of record by two or more joint Holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to act. See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name:___________________________________________________________________________
                                (Please Print)

Capacity:_______________________________________________________________________

Address:________________________________________________________________________
                              (Include Zip Code)

          Signature(s) Guaranteed by an Eligible Institution:
          (If required by Instruction 4)


          _____________________________________________________________
                            (Authorized Signature)

          _____________________________________________________________
                                    (Title)

          _____________________________________________________________
                                (Name of Firm)

          Dated:__________________________

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND EXISTING NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter is to be completed by noteholders, either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus. Certificates for all physically tendered Existing Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of principal amount of maturity of $1,000 and any integral multiple thereof.

     Noteholders whose certificates for Existing Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Existing Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Existing Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter of Transmittal, the Existing Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Existing Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit the delivery to the Exchange Agent prior to 5:00 p.m. New York City time, on the Expiration Date.

     See "The Exchange Offer" section in this Prospectus.

     2. TENDER BY HOLDER. Only a holder of Existing Notes may tender such Existing Notes in the Exchange Offer. Any beneficial holder of Existing Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such holder's name or obtain a properly completed bond power from the registered holder.

     3. PARTIAL TENDERS. Tenders of Existing Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Existing Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 105/8% Senior Subordinated Notes Due 2006 (Existing Notes)" above. The entire principal amount of Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Existing Notes is not tendered, then Existing Notes for the principal amount of Existing Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Existing Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal promptly after the Existing Notes are accepted for exchange.

     4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; POWERS OF ATTORNEY AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders of the Existing Notes specified herein and tendered hereby, no endorsements of certificates or separate powers of attorney are required. If, however, the Exchange Notes are to be issued, or any untendered Existing Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate powers of attorney are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the names on the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Existing Notes or signatures on powers of attorney required by this Instruction 4 must be guaranteed by a firm which is a participant in a recognized signature guarantee medallion program ("Eligible Institutions").

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Existing Notes are tendered (i) by a registered holder of Existing Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Existing Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal, or (ii) for the account of an Eligible Institution.

     5. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Existing Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Existing Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. Noteholders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     6. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose offered Existing Notes are accepted for exchange must provide the Company (as payer) with his, her or its correct Taxpayer Identification Number ("TIN"), which, in the case of an exchanging holder who is an individual, is his or her social security number. If the Company is not provided with the correct TIN or an adequate basis for exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and payments made with respect to Existing Notes purchased pursuant to the Exchange Offer may be subject to backup withholding at a 31 % rate. If withholding results in an overpayment of taxes, a refund may be obtained. Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

     To prevent backup withholding, each exchanging holder must provide his, her or its correct TIN by completing the Substitute Form W-9 enclosed herewith, certifying that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has been notified by the IRS that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that he, she or it is no longer subject to backup withholding. In order to satisfy the Exchange Agent that a foreign individual qualifies as an exempt recipient, such holder must submit a statement signed under penalty of perjury attesting to such "exempt" status. Such statements may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, consult the Substitute Form W-9 for information on which TIN to report. If you do not provide your TIN to the Company within 60 days, backup withholding will begin and continue until you furnish your TIN to the Company.

     7. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Existing Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Existing Notes listed in this letter.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Existing Notes tendered.

     9. NO CONDITIONAL TRANSFERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Existing Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Existing Notes for "exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

     10. MUTILATED, LOST, STOLEN OR DESTROYED EXISTING NOTES. Any tendering holder whose Existing Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent at the address specified in the Prospectus.

                       (DO NOT WRITE IN THE SPACE BELOW)

       CERTIFICATE              Entering Notes            Existing Notes
       Surrendered                Tendered                   Accepted
       -----------                --------                   --------

_________________________  ________________________  ________________________
_________________________  ________________________  ________________________
_________________________  ________________________  ________________________

                                                            Delivery Prepared

                                             ___________________   Checked By

                                             ___________________   Date

                                             ________________________________

                 PAYER'S NAME: DELCO REMY INTERNATIONAL, INC.

___________________________________________________________________________________________________________________________________
                                               Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part I below.  See instructions if your name has changed.)
                                             ______________________________________________________________________________________
                                               Address_____________________________________________________________________________
SUBSTITUTE                                     City, state and ZIP code____________________________________________________________
Form W-9                                       List account number(s) here (optional)______________________________________________


                                             ______________________________________________________________________________________
DEPARTMENT OF THE TREASURY                     PART 1-- PLEASE PROVIDE YOUR TAXPAYER                 Social security number
INTERNAL REVENUE SERVICE                       IDENTIFICATION NUMBER ("TIN") IN THE BOX AT                   or TIN
                                               RIGHT AND CERTIFY BY SIGNING AND DATING
                                               BELOW.                                               ________________________
                                             ______________________________________________________________________________________
                                               PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3408(a)(1)(C) of the Internal Revenue Code because (1) you
PAYER'S REQUEST FOR TIN                        have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer subject to backup withholding.
                                             ______________________________________________________________________________________
                                               CERTIFICATION--UNDER THE PENALTY OF PERJURY,         PART 3 --  AWAITING TIN
                                               I CERTIFY THAT THE INFORMATION PROVIDED ON
                                               THIS FORM IS TRUE, CORRECT AND COMPLETE.

                                               Signature___________________________________

                                               Date________________________________________
___________________________________________________________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER OR SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.